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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 15, 2004


                           --------------------------


                            ARROW INTERNATIONAL, INC.
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)


           Pennsylvania                   0-20212              23-1969991
 -------------------------------      --------------      -------------------
  (State or Other Jurisdiction         (Commission          (I.R.S. Employer
         of Incorporation)             File Number)        Identification No.)



   2400 Bernville Road, Reading, Pennsylvania                    19605
 ----------------------------------------------                 --------
   (Address of Principal Executive Offices)                    (Zip Code)



       Registrant's Telephone Number, Including Area Code: (610) 378-0131
                                                           --------------


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                            ARROW INTERNATIONAL, INC.

Item 5.  Other Events and Regulation FD Disclosure

On April 15, 2004, the Registrant issued a press release announcing that the Company plans to modify its business strategy for the Arrow LionHeart(TM) Left Ventricular Assist System (LVAS), one of its long-term development cardiac assist products. After careful consideration, the Company has decided to defer commencement in the U.S. of the LionHeart(TM) Phase II clinical trials, required by the Food and Drug Administration to bring the product to market, until Arrow is able to implement product design enhancements currently in the testing phase. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


         (c)  Exhibits


Exhibit Number             Description
--------------             -----------

99.1 Press release dated April 15, 2004 issued by Arrow International, Inc. (the "Registrant").











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                            ARROW INTERNATIONAL, INC.


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       ARROW INTERNATIONAL, INC.



Date: April 16, 2004                   By:   /s/  Frederick J. Hirt
                                            -----------------------------------

                                            Frederick J. Hirt
                                            Chief Financial Officer and
                                            Vice President-Finance
                                            (Principal Financial Officer and
                                            Chief Accounting Officer)






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                                  EXHIBIT INDEX

EXHIBIT     DESCRIPTION
NUMBER      OF EXHIBIT                                      METHOD OF FILING
------      ----------                                      ----------------

99.1        Press Release dated April 15, 2004, issued      Furnished herewith.
            by Arrow International, Inc.










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